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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2009

                      Commission file numbers: 333-82084-01
                                               333-82084
     PAPERWEIGHT DEVELOPMENT CORP.                  APPLETON PAPERS INC.
(Exact Name of Registrant as Specified    (Exact Name of Registrant as Specified
           in Its Charter)                           in Its Charter)
                                   ----------

              Wisconsin                                 Delaware
   (State or Other Jurisdiction of          (State or Other Jurisdiction of
    Incorporation or Organization)           Incorporation or Organization)

              39-2014992                                36-2556469
   (I.R.S. Employer Identification No.)    (I.R.S. Employer Identification No.)

825 East Wisconsin Avenue, P.O. Box 359,
               Appleton,
               Wisconsin                                54912-0359
 (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (920) 734-9841

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Second Lien Notes Indenture

     On September 30, 2009, Appleton Papers Inc. (the "Company") issued $161,766,000 aggregate principal amount of new 11.25% Second Lien Notes due 2015 (the "Second Lien Notes") in connection with its previously announced private offers to exchange (the "Exchange Offers") its outstanding 8.125% Senior Notes due 2011 (the "Senior Notes") and 9.75% Senior Subordinated Notes due 2014 (the "Senior Subordinated Notes", together with the Senior Notes, the "Old Notes"). The Company accepted for exchange $91,692,000 aggregate principal amount of the Senior Notes, respresenting 84.02% of the outstanding Senior Notes, and $104,084,000 aggregate principal amount of the Senior Subordinated Notes, representing 77.41% of the outstanding Senior Subordinated Notes. The Second Lien Notes were issued pursuant to an indenture, dated as of September 30, 2009 (the "Indenture"), among the Company, each of the guarantors identified therein (collectively, the "Guarantors"), and U.S. Bank National Association, as trustee (the "Trustee") and collateral agent (the "Collateral Agent").

     The Second Lien Notes mature on December 15, 2015. The Second Lien Notes will accrue interest from the issue date at a rate of 11.25% per year and will be payable in cash semi-annually in arrears on each June 15 and December 15, commencing on December 15, 2009.

     The Company's obligations under the Second Lien Notes are guaranteed (the "Guarantees") by Paperweight Development Corp. ("PDC") and certain of the Company's present and future domestic and foreign subsidiaries that guarantee the Company's obligations under its existing senior credit facility (the "Credit Facility") (together with PDC, the "Guarantors"). The Guarantees are second priority senior secured obligations of the Guarantors. The Second Lien Notes and the Guarantees rank equally in right of payment with all of the Guarantors' existing and future senior debt, including their guarantees under the Credit Facility, and rank senior in right of payment to all of the Guarantors' existing and future subordinated debt. The Guarantees are effectively subordinated to all of the first priority senior secured debt of the Guarantors, to the extent of the collateral securing such debt, including their guarantees under the Credit Facility.

     The Second Lien Notes and the Guarantees are secured by a second-lien security interest in the collateral granted to the Collateral Agent for the benefit of the holders of the Second Lien Notes. These liens are junior in priority to the liens on this same collateral securing the Company's obligations under the Credit Facility, and to certain other permitted liens.

     The collateral securing the Second Lien Notes consists of substantially all of the Company's and the Guarantors' property and assets that secure the Company's obligations under the Credit Facility, which excludes: (i) assets over which the granting or perfection of a security in such assets would violate any applicable law or the provisions of the respective contract to be pledged (except to the extent applicable law renders such provisions unenforceable),
(ii) certain commercial tort claims in an amount under a determined threshold,
(iii) leaseholds, (iv) certain fee interests in real property and (v) certain other limited exceptions. While the collateral securing the Company's obligations under the Credit Facility includes the equity interests of the Company and substantially all of its domestic subsidiaries, the collateral securing the Company's obligations under the Second Lien Notes does not include securities and other equity interests of the Company, PDC or their respective subsidiaries.

     On or prior to March 15, 2011, the Company may redeem the Second Lien Notes, in whole but not in part, at 122.50% of the principal amount plus accrued and unpaid interest as set forth in the Indenture; provided, however, that if prior to such redemption, a Payment In Kind (as defined below) has been made pursuant to the term of the Indenture, then the redemption price will be 111.25% of the principal amount plus accrued and unpaid interest as set forth in the Indenture. After March 15, 2011, the Company may redeem the Second Lien Notes, in whole but not in part, at a redemption price equal to the "make-whole" amount set forth in the Indenture. The Company may also, subject to certain limitations, use the proceeds of certain sales of the Company's equity interests to redeem up to 35% of the aggregate principal amount of the Second Lien Notes at the redemption price set forth in the Indenture.

     If the Company experiences specified change of control events, the Company must offer to repurchase the Second Lien Notes at a repurchase price equal to 101% of the principal amount of the Second Lien Notes repurchased, plus accrued and unpaid interest, if any, to the applicable repurchase date.

     If the Company sells assets under specified circumstances, the Company must offer to repurchase the Second Lien Notes at a repurchase price equal to 100% of the principal amount of the Second Lien Notes repurchased, plus accrued and unpaid interest, if any, to the applicable repurchase date.

     The Appleton Papers Retirement Savings and Employee Stock Ownership Plan, through its employee stock ownership plan (the "ESOP"), owns 100% of the common stock of PDC, which, in turn, owns 100% of the Company. In the event that (1) the ESOP ceases to beneficially own 100% of the common stock of PDC or PDC ceases to beneficially own 100% of the common stock of the Company; (2) the ESOP ceases to have all voting power in respect of PDC or PDC ceases to have all voting power in respect of the Company; (3) the ESOP transfers any of its economic interest in PDC or PDC transfers any of its economic interest in the Company; or (4) the ESOP is terminated; then, the Company will make a one-time payment in respect of the Second Lien Notes to the holders thereof in the form of an additional payment of Second Lien Notes in an amount equal to 11.25% of the principal amount of the Second Lien Notes then outstanding (the "Payment In Kind"), subject to certain exceptions set forth in the Indenture.

     The Indenture governing the Second Lien Notes contains covenants that, among other things, restrict the Company's and PDC's ability, and the ability of the Company's restricted subsidiaries, to:

        o     sell assets or merge or consolidate with or into other companies;
        o     borrow money;
        o     incur liens;
        o     pay dividends or make other distributions;
        o     make other restricted payments and investments;
        o place restrictions on the ability of certain of the Company's subsidiaries to pay dividends or other payments to the Company;
        o     enter into sale and leaseback transactions;
        o amend particular agreements relating to the Company's transaction with the Company's former parent Arjo Wiggins Appleton Limited ("AWA") and the ESOP; and
        o     enter into transactions with certain affiliates.

     These covenants are subject to important exceptions and qualifications set forth in the Indenture.

     The Indenture provides for customary events of default. In the case of an event of default arising from specified events of bankruptcy or insolvency, all outstanding Second Lien Notes will become due and payable immediately without further action or notice. If any other event of default under the Indenture occurs or is continuing, the Trustee or holders of at least 25% in aggregate principal amount of the then outstanding Second Lien Notes may declare all the Second Lien Notes to be due and payable immediately.

     The Second Lien Notes were issued in reliance upon Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Regulation S under the Securities Act. The Second Lien Notes and the Guarantees have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

     The description above of the Indenture is qualified in its entirety by reference to the complete text of the Indenture, a copy of which is filed as
Exhibit 4.1 to this report and incorporated herein by reference.

Supplemental Indentures

     On September 9, 2009, a third supplemental indenture, dated as of September 9, 2009 (the "Senior Notes Supplemental Indenture"), to the indenture, dated as of June 11, 2004, governing the Senior Notes (the "Original Senior Notes Indenture"), was entered into among the Company, as issuer, each of the guarantors identified therein and U.S. Bank National Association, as trustee. Additionally, on September 9, 2009, a third supplemental indenture, dated as of September 9, 2009 (together with the Senior Notes Supplemental Indenture, the "Supplemental Indentures"), to the indenture, dated as of June 11, 2004, governing the Senior Subordinated Notes (together with the Original Senior Notes Indenture, the "Original Indentures"), was entered into among the Company, as issuer, each of the guarantors identified therein and U.S. Bank National Association, as trustee. The Supplemental Indentures amend the Original Indentures to, among other things, eliminate substantially all of the restrictive covenants and certain events of default and related provisions contained in the Original Indentures and the Old Notes. The Supplemental Indentures and the related amendments did not, however, become operative until September 30, 2009 when the Old Notes tendered in the Exchange Offers were accepted for exchange by the Company pursuant to the terms of the Exchange Offers.

     The description above of the Supplemental Indentures is qualified in its entirety by reference to the complete text of each Supplemental Indenture, copies of which are filed as Exhibits 4.2 and 4.3 to this report and incorporated herein by reference.

Second Lien Collateral Agreement

     On September 30, 2009, the Company, PDC and the Guarantors (collectively, the "Grantors") entered into a second-lien collateral agreement (the "Second Lien Collateral Agreement") in favor of the Collateral Agent. Pursuant to the Second Lien Collateral Agreement and subject to the certain exceptions contained therein, the Grantors have granted a continuing second-lien security interest in substantially all of their respective present and future assets in order to secure the prompt and complete payment, observance and performance of, among other things, their respective obligations under the Second Lien Notes.

     The description above of the Second Lien Collateral Agreement is qualified in its entirety by reference to the complete text of the Second Lien Collateral Agreement, a copy of which is filed as Exhibit 4.4 to this report and incorporated herein by reference.

Second Amendment to Credit Agreement

     On September 30, 2009, the Company, as borrower, PDC, certain subsidiaries of PDC or the Company identified on the signature pages thereto as guarantors, the lenders identified on the signature pages thereto and Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, entered into a second amendment (the "Second Amendment") to the Company's Credit Facility. The Second Amendment amends the terms of the Credit Facility to, among other things:

     o permit the additional secured indebtedness evidenced by the Second Lien Notes;

     o provide for a permanent reduction of revolving commitments by $30 million according to the following schedule: (i) $5 million at December 31, 2009; (ii) $10 million at March 31, 2010; and (iii) $15 million at June 30, 2010;
     o revise certain definitions, ratios and covenants contained in the Credit Facility (including the revision of provisions regarding asset dispositions and extraordinary receipts in a manner that would expand the circumstances under which prepayment of amounts under the Credit Facility would be required);
     o permit less than 100%, but greater than 50%, ownership of PDC by the ESOP;
     o     increase the interest rate margin applicable to the term loans; and
     o provide payment to the lenders consenting to the amendment of a fee based on their commitments at the time of effectiveness of the amendment.

     The description above of the Second Amendment is qualified in its entirety by reference to the complete text of the Second Amendment, a copy of which is filed as Exhibit 4.5 to this report and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The information set forth in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 3.03 Material Modification to Rights of Security Holders.

     The information set forth in Item 1.01 of this report under the heading "Supplemental Indentures" is incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits
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4.1     Indenture, dated as of September 30, 2009, among Appleton Papers Inc., as issuer, each of the guarantors identified therein and U.S. Bank National Association, as trustee and collateral agent, governing the 11.25% Second Lien Notes due 2015.

4.2 Third Supplemental Indenture, dated as of September 9, 2009, among Appleton Papers Inc., as issuer, each of the guarantors identified therein and U.S. Bank National Association, as trustee to the indenture, dated as of June 11, 2004, governing the 8.125% Senior Notes due 2011.

4.3 Third Supplemental Indenture, dated as of September 9, 2009, among Appleton Papers Inc., as issuer, each of the guarantors identified therein and U.S. Bank National Association, as trustee to the indenture, dated as of June 11, 2004, governing the 9.75% Senior Subordinated
        Notes due 2011.

4.4 Second Lien Collateral Agreement, dated as of September 30, 2009, among Appleton Papers Inc., Paperweight Development Corp. and each other grantor identified therein.

4.5 Second Amendment to Credit Agreement, dated as of September 30, 2009, among Appleton Papers Inc., as the U.S. Borrower, Paperweight Development Corp., certain guarantors identified therein, Bank of America, N.A. as administrative agent, swing line lender and L/C issuer, and the lenders as named on the signature pages thereof.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2009

                                                   Paperweight Development Corp.


                                                   By: /s/ Jeffrey J. Fletcher
                                                      --------------------------
                                                   Name:  Jeffrey J. Fletcher
                                                   Title: Controller

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2009

                                                   Appleton Papers Inc.


                                                   By: /s/ Jeffrey J. Fletcher
                                                      --------------------------
                                                   Name:  Jeffrey J. Fletcher
                                                   Title: Controller

                                  Exhibit Index

Exhibit No.   Description
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4.1           Indenture, dated as of September 30, 2009, among Appleton Papers
              Inc., as issuer, each of the guarantors identified therein and U.S. Bank National Association, as trustee and collateral agent, governing the 11.25% Second Lien Notes due 2015.

4.2 Third Supplemental Indenture, dated as of September 9, 2009, among Appleton Papers Inc., as issuer, each of the guarantors identified therein and U.S. Bank National Association, as trustee, to the indenture, dated as of June 11, 2004, governing the 8.125% Senior Notes due 2011.

4.3 Third Supplemental Indenture, dated as of September 9, 2009, among Appleton Papers Inc., as issuer, each of the guarantors identified therein and U.S. Bank National Association, as trustee, to the indenture, dated as of June 11, 2004, governing the 9.75% Senior Subordinated Notes due 2011.

4.4 Second Lien Collateral Agreement, dated as of September 30, 2009, among Appleton Papers Inc., Paperweight Development Corp. and each other grantor identified therein.

4.5 Second Amendment to Credit Agreement, dated as of September 30, 2009, among Appleton Papers Inc., as the U.S. Borrower, Paperweight Development Corp., certain guarantors identified therein, Bank of America, N.A. as administrative agent, swing line lender and L/C issuer, and the lenders as named on the signature pages thereof.